UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018 (May 24, 2018)

ELECTRUM SPECIAL ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-37421	98-1245521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

700 Madison Avenue, 5th Floor

New York, New York 10065

(Address of Principal Executive Offices) (Zip Code)

(646) 365-1600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 25, 2018, Electrum Special Acquisition Corporation (the “Company”) issued a press release to announce that its trust account established in connection with the Company’s initial public offering has been liquidated and that 10,760,446 of the Company’s outstanding ordinary shares (“public shares”) were submitted to the Company’s transfer agent, Continental Stock Transfer & Trust Company, and were redeemed on May 24, 2018 at a price of approximately $10.48 per share.

As of May 30, 2018, an additional 728,464 public shares were delivered to the Company’s transfer agent and were redeemed on May 31, 2018 at the same redemption price.

The Company expects that its remaining public shares will cease trading on the Nasdaq Capital Market as of the close of business on June 5, 2018 and be redeemed on June 6, 2018 at the same redemption price.

There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless. The Company’s initial shareholders have waived their right to receive distributions with respect to their ordinary shares issued prior to the Company’s initial public offering.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated May 25, 2018

Information Concerning Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K may be deemed to constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, the redemption of the Company’s public shares. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target” or similar expressions. Such statements are subject to certain risks and uncertainties that could cause our actual results in the future to differ materially from the Company’s historical results and those presently anticipated or projected. The Company wishes to caution investors not to place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date on which such statements are made, and the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date. The Company assumes no obligation to update forward-looking statements except to the extent required by applicable securities laws. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 25, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRUM SPECIAL ACQUISITION CORPORATION

By:	/s/ Eric N. Vincent
	Name:	Eric N. Vincent
	Title:	Chief Executive Officer

Date: May 31, 2018